UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) June 9, 2005

GREEN DOLPHIN SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE 88-0432539

(State or other jurisdiction of incorporation or organization) (IRS Employer Identification NO.)

7160 Small Creek Way, Powell, TN 37849

(Address of principal executive offices) (Zip Code)

Issuer's Telephone number: (888) 379-8693

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(Former name or former address, if changed since last report.)

Item 4.01 Changes in Registrant's Certifying Account.

On June 9, 2005 the Registratant terminated its accountant service with Rodefer Moss, as Rodefer Moss' accounting service was to expensive for the Registrant.

The new account for the Registratant is as follows: Don Meyers, 745 E. Hampton Avenue, Mesa, AZ 85204. Telephone 480-247-2001

Financial Statements: Not Applicable

Exhibits: Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN DOLPHIN SYSTEMS, INC.

November 18, 2005

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William Kelfas, Director